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                                                                    EXHIBIT 10.1



                              Consent of Inclusion

        I, Jack F. Burke, Jr., hereby consent to the inclusion of the financial statements of American Independent Network, Inc. (the "Company") for year ended December 31, 1995 and December 31, 1996 for the Company's Form 10-SB to be filed with the Securities and Exchange Commission.



                                    /s/ JACK F. BURKE JR.
                                    --------------------------------------
                                    By: Jack F. Burke, Jr., CPA